Westar Energy™

Investor Presentation

February 26, 2003

Webcast from New York

Forward-Looking Statements Disclosure

Certain matters discussed in this investor presentation are "forward-looking statements." The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like we "believe," "anticipate," "expect" or words of similar meaning. Forward-looking statements describe our future plans, objectives, expectations or goals. Such statements address future events and conditions concerning capital expenditures, earnings, liquidity and capital resources, litigation, rate and other regulatory matters, possible corporate restructurings, mergers, acquisitions, dispositions, including the possible sale of the remainder of our ONEOK, Inc. stock, compliance with debt and other restrictive covenants, changes in accounting requirements and other accounting matters, interest and dividends, Protection One's financial condition and its impact on our consolidated results, environmental matters, changing weather, nuclear operations, ability to enter new markets successfully, events in foreign markets in which investments have been made and the overall economy of our service area. What happens in each case could vary materially from what we expect because of such things as electric utility deregulation or re-regulation; ongoing municipal, state and federal activities; future economic conditions; political, legislative and regulatory developments, including developments in the proceeding pending before the Kansas Corporation Commission and matters being investigated by the Securities and Exchange Commission and the Federal Energy Regulatory Commission; regulated and competitive markets; changes in the 10-year United States Treasury rates and the corresponding impact on the fair value of our call option contract; and other circumstances affecting anticipated operations, sales and costs. Any forward-looking statement speaks only as of the date such statement was made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made.

Agenda

✦ The New Westar Energy	Jim Haines, President and CEO
✦ Plan Details & Financial Matters	Mark Ruelle, Exec. VP, CFO
✦ Operational Update	Bill Moore, Exec. VP, COO
✦ Other Investment Considerations	Jim Haines
✦ Questions and Answers	

The New Westar Energy

Jim Haines

President and CEO

Westar Energy

New Management

- **Jim Haines**, President and CEO
  - Director, President, and CEO of El Paso Electric Company from 1996 - 2001
  - 16 years of prior service to Westar Energy / KGE (1980-1996), including 12 years as an officer
  - Ethics professor at University of Texas at El Paso

- **Mark Ruelle**, Exec. VP, Chief Financial Officer
  - 10 years of prior service to Westar Energy / KPL in various financial capacities
  - Served as Chief Financial Officer of Sierra Pacific Resources from 1997-2001 and President of Nevada Power subsidiary from 2001-2002

- **Bill Moore**, Exec. VP, Chief Operating Officer
  - 20 years of prior service to Westar Energy / KGE in various financial and operational capacities, including Executive Vice President and Chief Financial Officer

Restructuring Plan

On February 6th, Westar Energy Inc. filed a plan with the KCC outlining how it intends to reduce debt and become exclusively an electric utility

- Return to being a pure-play Kansas electric utility
- Dramatically simplify current corporate structure
- Divest all non-utility assets by year-end 2004
- Dividend reduction is an integral part of achieving our goal
- Potential equity offering post-divestitures

February 10th KCC order eliminates requirement to restructure by August 2003

Corporate Structure: Before & After

($ in millions)

Current


Westar Energy, Inc.
KPL
100%
100%
Kansas Gas & Electric Co.
Westar Industries
88%
99.8%
27.4%
(down from 44.4%)
Protection One
P-1 Europe
ONEOK
International Generation
Other

Total debt (including trust pfd.): $3.43 billion*

Post-Restructuring


Westar Energy, Inc.
KPL
100%
Kansas Gas & Electric Co.

Total debt (incl. trust pfd.): $1.47 billion

* Excluding defeased debt of $135.0 million due 12/03

Westar Energy

Plan Details and Financial Matters

Mark Ruelle

Exec. VP, CFO

Westar Energy

ONEOK

- Received $300 million pre-tax proceeds on 2/5/03 from sale of 18.1 million preferred shares to ONEOK. Net amount of $244 million on deposit (for debt reduction) at JPMorgan Chase Bank in accordance with credit agreement.
  - Transaction upsized by $50 million providing Westar with additional proceeds to reduce debt
- Remaining OKE holdings will be registered stock by mid-2003. Our current holdings are as follows:
  - 21.8 million shares of Series D convertible preferred stock
  - 4.7 million shares of common stock
- Plan to begin liquidating remaining investment after 180 day lockup period ends (August 2003)
  - Plan to liquidate entire stake by December 2004

P1 Europe

- UBS Warburg engaged to pursue strategic alternatives
- In the process of due diligence with short list of potential buyers
- Potential tax benefit of approximately $50 million
- In addition to tax benefit and equity value, buyer will assume approximately $45 million in debt currently consolidated on Westar Energy's balance sheet
- Expect closing by mid-year

Protection One

- Engaged Lehman Brothers on February 5, 2003 to advise Westar on strategic options for investment in Protection One, Inc.
  - Protection One special committee engaged Bear Stearns
- Plan to complete divestiture by late 2003 or early 2004
- 88% ownership represents 86.0 million shares
- POI Debt:
  - Non-affiliate debt: $316 million
  - Intercompany debt: $216 million

Dividend Action

- Reduced common dividend to an indicated annual rate of $0.76 per year from $1.20 (37% reduction)
- Dividend reduction should be viewed in context of our overall plan to strengthen balance sheet
  - $24 million in additional free cash flow in 2003 and $31 million in 2004
- This action provides the clarity required on dividend policy to permit subsequent access to the equity capital markets as needed
- Adjusted dividend provides flexibility to grow consistent with long-term earnings potential from core utility businesses

Equity Capital

- Committed to restoring capital structure to level consistent with an investment grade utility
- Plan contemplates an equity issuance of up to $350 million
- Appropriately sequenced as final step of restructuring plan
- Amount, timing and type of equity carefully managed for a "soft landing"

Liquidity

($ in millions)

(As of February 17, 2003)

Total Available Revolver	$ 150.0
Current Revolver Usage	$ 1.0
Revolver Availability	$ 149.0
Consolidated Cash on Hand	$ 163.8
Total Cash and Available Revolver	$ 312.8
OKE Net Proceeds*	$ 243.8
Total Available Liquidity	**$ 556.6**

*Received 2/5/03, proceeds on deposit at JPMorgan Chase and will be applied in accordance with Credit Agreement

Minimal Near-Term Debt Maturities

- 2003: $146 million 6.25% Senior Unsecured Notes to be retired/defeased by 6/15/03
- 2004: $278 million 6.875% Senior Unsecured Notes to be retired/defeased by 6/01/04
- **No other debt maturities prior to the $150 million revolver and $584 million Term Loan due June 2005**

$244 million of proceeds already received from the ONEOK transaction will be applied to the '03 and '04 bonds, or the bank credit facilities

Westar Energy

Maturity Schedule



Current annual debt maturity profile ($MM)
Unfunded R/C
Term Loan
Senior Unsecured Notes
Pollution Control Bonds
First Mortgage Bonds
$1,000
$800
$600
$400
$200
$0
146
278
65
584
150
100
365
387
145
225
521
2003
2004
2005
2006
2007
2008
2009
2018+

[1] Excludes portion owned by Westar Industries

[2] The facilities will be due 60 days prior to the scheduled maturity of the $146 million 6.25% Senior Unsecured Notes due August 2003 if, on or prior to such date, the Company has not refinanced the entire amount of such notes; or 60 days prior to the scheduled maturity of the $278 million 6.875% Senior Unsecured Notes due August 2004 if, on or prior to such date, the Company has not refinanced the entire amount of such notes

Clear Plan to Reduce Debt


Total consolidated debt balances* ($MM)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$3,431
$1,474
1st Half 2003:
▪ First phase of ONEOK sale
▪ Sale of P1 - Europe
▪ Dividend reduction and free cash flow
2nd Half 2003:
▪ Second phase of ONEOK sale
▪ Sale of Protection One
▪ Dividend cut and free cash flow
1st Half 2004:
▪ Third phase of ONEOK sale
▪ Dividend cut and free cash flow
2nd Half 2004:
▪ Final phase of ONEOK sale
▪ Equity issuance
▪ Dividend cut and free cash flow
12/31/02 E
6/30/03
12/31/03
6/30/04
12/31/04

*Includes trust preferred securities; 12/31/02 balance excludes $135.0 million of defeased debt

2002/2003 Earnings

- Unregulated businesses likely to be reported as discontinued operations in Q1 2003
- Non-regulated asset impairment review in process
- Deloitte & Touche completing re-audits for 2000 –2002
- 2002 earnings release expected in late March

Operational Update

Bill Moore

Exec. VP, COO

Westar Energy

Our Sole Focus: A Kansas Electric Utility

Service Territory


MANHATTAN
SALINA
TOPEKA
HUTCHINSON
WICHITA
SE KANSAS

- Kansas' largest electric provider
- More than 647,000 customers
- Service territory covers more than 11,000 square miles
- Nearly 6,000 MW of generation
- Almost 35,000 miles of transmission & distribution lines
- 1,982 employees

Westar Energy

Generation and Marketing

- Generation
  - Base load plants achieved a combined capacity factor of 80%
  - Base load fossil fuel plants realized a combined forced outage rate of only 1.75% in 2002 versus industry average of about 5%
  - Intermediate and peaking plants achieved a combined availability factor of 93%
  - Expect reserve margin of 19% in 2003 versus Southwest Power Pool minimum requirement of 12%
- Power Marketing
  - Conservative marketing efforts with disciplined risk controls consistently applied
  - Trades occur only in areas we can physically send and receive power (SPP, MAIN, ECAR, MAPP, SERC)
  - Power sales and purchases are not made in excess of what we can produce or consume

Diverse Fuel Mix

Diversity and ability to switch fuels minimizes exposure to fuel prices

Fuel Mix By MWh of Generation (2002)


Nuclear
15%
Gas/Oil
4%
Coal
81%

Fuel Mix By MW of Capacity


Nuclear
9%
Gas/Oil
34%
Coal
57%

- Gas fuel requirements for native load hedged through mid-2004
- Coal fuel requirements for native load procured through year-end 2004

Westar Energy

Strong Transmission Ties


MAPP
ECAR
WR
SPP
SERC
ERCOT

Wolf Creek

- Generated 9 million megawatt hours
  - 87% capacity factor
  - Production cost of 1.62 cents per kilowatt hour (excluding decommissioning costs)
- NRC oversight indicators are "green" and Wolf Creek has had no cited violations in over four years
- INPO assessment in April 2001 Wolf Creek received a "2" rating (Exemplary)
- Operations Training Program accreditation renewed by the Nuclear Accrediting Board in January 2003

Power Delivery (Transmission / Distribution)

- In 2002, the number of outages, number of customers interrupted, and total customer outage minutes continued to improve
- Received Emergency Response Award from Edison Electric Institute for performance in February 2002 ice storm
- Maintaining an aggressive tree trimming program to minimize outages
- Employment level review is ongoing
- Customer Operations O&M and construction budgets are equal to 1999 levels
- Successful implementation of phone center operations "Self Care" initiatives to reduce call wait times and abandoned calls

Other Considerations

Jim Haines

President and CEO

Westar Energy

External Relations

- KCC relationship being rebuilt
  - Recent favorable orders
  - No pending rate actions
- Rates are consistent with surrounding states and below the national average
- State legislative relationships are constructive
  - Presentation to a joint meeting of the House & Senate Utility Committees
  - Face-to-face meetings with legislative leadership on restructuring plan
  - Briefing to Governor's office on restructuring plan
  - No significant energy legislation pending
- Other matters

Investment Considerations

- A new management team with a renewed vision
- Proactively addressing the need to reduce debt and shed non-core assets
  - Initial ONEOK sale
  - P-ONE and P-ONE Europe to be sold by year-end or early 2004
  - Remainder of ONEOK stake to be sold
- Dividend reduction
- Improving relationship with KCC
- The core utility business continued to deliver strong, stable results in 2002 with a positive outlook for 2003
- Generating system with diverse fuel mix and strong transmission system interconnections provide for stable utility earnings

Utility Analytics

Principal Considerations

- Utility performance
  - Weather
  - Operations
  - Regulatory
- Asset dispositions
  - Proceeds
  - Timing
  - Tax implications
- Amount, type and timing of future equity issuance
- Share price

Pro Forma Earnings Guidance (Post-Restructuring)

Utility EBIT	$315 - $345 million
Depreciation and Amortization	$170 - $180 million
Post-restructuring Target Debt Level	$1,470 million
Interest Rate	7.5%
Statutory Income Tax Rate	39.8%
Current Shares Outstanding	71.5 million
Potential Equity Issuance	Up to $350 million
Utility Capital Expenditures	$150 - $170 million

Westar Energy